1st Quarter 2007 Earnings Conference Call



James R. Moffett
Chairman of the Board

Richard C. Adkerson
Chief Executive Officer

Timothy R. Snider
President and Chief Operating Officer

Kathleen L. Quirk
Executive Vice President and Chief Financial Officer

www.fcx.com

April 25, 2007

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about FCX. When used in this document, the words "anticipates", "may", "can", "believes", "expects", "projects", "intends", "likely", "will", "to be" and any similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. In making any of those statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of FCX, including macroeconomic conditions and general industry conditions such as the competitive environment of the mining industry, unanticipated mining, milling and other processing problems, accidents that lead to personal injury or property damage, persistent commodity price reductions, changes in political, social or economic circumstances in areas where FCX operates, variances in ore grades, labor relations, adverse weather conditions, the speculative nature of mineral exploration, fluctuations in interest rates and other adverse financial market conditions, regulatory and litigation matters and risks, changes in tax and other laws and other factors described in FCX's Prospectus Supplement dated March 22, 2007, relating to its common stock offering filed with the Securities and Exchange Commission. The actual results or performance by FCX, could differ materially from those expressed in, or implied by, any forward-looking statements relating to those matters. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of FCX. Except as required by law, we are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

This press release also contains certain financial measures such as unit net cash costs (credits) per pound of copper. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in FCX's press release dated April 25, 2007.

Phelps Dodge Acquisition -- Transaction Highlights

- Created World's Premier Publicly Traded Copper Company
- World Class, Long-lived, Geographically Diverse Operations
- Attractive Project Pipeline Supports Growing Production Profile
- Significant Exploration Potential and Management Track Record of Adding Value Through Exploration
- Strong Cash Flows and Financial Strength

Largest Acquisition in Metals & Mining History

Geographically Diverse, Long-Lived Asset Base

Cu Au Mo

Pro forma

Reserves 12/31/06 (1)	Consolidated	Net interest
Copper (billion lbs)	93.6	77.2
Molybdenum (billion lbs)	2.0	1.8
Gold (million ozs)	42.4	38.3
Average Sales Volumes (2007-2009)		
Copper (billion lbs)	4.3	3.6
Molybdenum (million lbs)	76	72
Gold (million ozs)	1.9	1.7
Implied Reserve Life (years)		
Copper	21	21
Molybdenum	25	25
Gold	22	22
Mineralized Material (2)		
Ore (million metric tons)	9,972	9,341
average % copper	0.38	0.37
average g/t gold	0.06	0.06

(1) PT-FI's estimated recoverable reserves in 2006 were assessed using a copper price of $1.00 per pound and a gold price of $400 per ounce. PD's estimated recoverable reserves in 2006 were assessed using a long-term copper price of $1.05 per pound and a long-term molybdenum price of $5.00 per pound.

(2) Geologic resources (i.e. Mineralized Material) are not included in reserves. The geologic resources will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves.

2006 Copper Production by Geography


Indonesia 35%
North America 42%
Peru 4%
Chile 19%

2006 Copper Reserves by Geography


Indonesia 46%
North America 32%
Africa 3%
Peru 11%
Chile 8%

Highly Successful Deal Execution

Cu Au Mo

Cash/Stock Mix of $26 Billion Consideration for Acquisition

At Closing


Stock
30%
Cash
70%

Pro Forma for Equity Issuances


Cash
47%
Stock
53%

	At Closing	Pro Forma for Equity Issuances
Total Debt *(in billions)*	$17.6	$12.0
Shares:		
Basic	334mm	381mm
Fully Diluted	358mm	451mm

1Q07 Highlights

(includes PD results beginning March 20, 2007)

Cu Au Mo

Sales Data	1Q06	1Q07
Copper		
Consolidated Volumes *(mm lbs)*	225	520 (1)
Average Realization *(per lb)*	$2.43	$3.00 (2)
Gold		
Consolidated Volumes *(000's ozs)*	473	956
Realization *(per oz)*	$406 (3)	$655
Molybdenum		
Consolidated Volumes *(mm lbs)*	N/A	1.7 (1)
Realization *(per lb)*	N/A	$23.26
Financial Results *(in millions, except per share amounts)*		
Revenues	$1,086	$2,303
Net Income	$252 (4)	$476 (5)
Diluted Earnings Per Share	$1.23 (4)	$2.02 (5)
Operating Cash Flows	$(124) (6)	$669
Capital Expenditures	$52	$142

(1) Excludes purchased products
(2) Includes impacts from PD's historical hedging of 7¢/lb
(3) $556/oz after revenue adjustment for FCX Gold Preferred redemption
(4) 1Q06 Net income includes $37 mm (17¢/share) loss on FCX Gold Preferred redemption
(5) 1Q07 Net income includes charges totaling $177 mm (73¢/share), including $23 mm (10¢/share) to mark-to-market PD's copper price protection program, $79 mm (32¢/share) for purchase accounting impacts related to PP&E and inventory charges, and $75 mm (31¢/share) for early extinguishment of debt related to PD acquisition.
(6) Includes working capital uses of approximately $500 million

Cu Au Mo

Preliminary Purchase Accounting Allocation (1)

($ in billions)

Historical Book Value	$ 8.2
Step-up in Assets	16.3
Deferred Tax on Step-up	(6.0)
Goodwill	7.4
Purchase Price	$25.9


Step-up in Assets Breakdown
PP&E
$14.6
$1.7
Inventories

Purchase Accounting Impacts (2)

($ in millions)	1Q07	2Q07e	2H07e	2007e
Incremental DD&A	$ 28	$200	$450	$ 678
Incremental Production Costs (Inventory Impact)	96	340	250	686
Total	$124	$540	$700	$1,364
Impact to Net Income	*$ 79*	*$340*	*$440*	*$859*

(1) The final valuation of assets acquired and liabilities assumed is not complete and the net adjustments to those values will result in changes to goodwill and other carrying amounts assigned to assets and liabilities based on the preliminary analyses.

(2) These amounts do not affect cash flows and are based on the preliminary purchase price allocations and projected annual sales volumes. Changes to fair value estimates of PP&E and development costs, inventories and mill and leach stockpiles could result in significantly different amounts from those shown below. Additionally, inventories and mill and leach stockpiles are subject to lower of cost or market assessments, and significant declines in metals market prices could result in future impairment charges.

1Q07 Pro Forma Operating Highlights
(full quarter results, includes PD prior to March 20, 2007)

Cu Au Mo

Operating Data	1Q06	1Q07
Copper		
Consolidated Volumes *(mm lbs)* (1)	834	1,026
Average Realization *(per lb)* (2)	$1.84	$2.85
Net Unit Cash Cost *(per lb)*	$0.57	$0.40
Gold		
Consolidated Volumes *(000's ozs)*	509	978
Realization *(per oz)*	$401 (3)	$ 652
Molybdenum		
Consolidated Volumes *(mm lbs)* (1)	16.9	18.6
Realization *(per lb)*	$21.18	$ 23.00

Pro Forma Sales From Mines for 1Q by Region

North America


334
307
Cu
mm lbs
17
19
Mo
mm lbs
1Q06 1Q07 1Q06 1Q07

South America


276
302
Cu
mm lbs
29
26
Au
000's ozs
1Q06 1Q07 1Q06 1Q07

Indonesia


225
417
Cu
mm lbs
473
947
Au
000's ozs
1Q06 1Q07 1Q06 1Q07

(1) Excludes purchased products
(2) Includes impacts from PD's historical hedging of 53¢/lb in 1Q06 and 5¢/lb in 1Q07
(3) ~$537/oz after revenue adjustment for FCX Gold Preferred redemption

Cu Au Mo

1Q07 Unit Production Costs

Pro forma (1)

(per pound of copper)

Cash Unit Costs	North America	South America	Indonesia	Consolidated
Site Production & Delivery	$1.31	$0.84	$0.75	$0.94
Royalties(2)	0.00	0.00	0.12	0.05
Treatment Charges	0.07	0.18	0.37	0.22
By-product Credits	(0.54)	(0.08)	(1.54)	(0.81)
Net Cash Unit Costs	$0.84	$0.94	$(0.30)	$0.40

(1) Represents full first quarter results, including Phelps Dodge's results prior to March 20, 2007
(2) Profit sharing in South America included in production costs; severance taxes in North America included in production costs

Markets Overview

Cu Au Mo



2,000
1,750
1,500
1,250
1,000
750
500
250
0
000's Metric Tons
400
350
300
250
200
150
100
50
0
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-98
Dec-99
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07

* Metals Week – Molybdenum Dealers Oxide Price

2007 Outlook

Cu Au Mo

- **Pro Forma Sales Outlook (1)**
  - **Copper: 3.9 Billion lbs.**
  - **Gold: 1.9 Million ozs.**
  - **Molybdenum: 70 Million lbs.**
- **At Prices of $3.00/lb. Copper, $650/oz. Gold, and $20/lb. Molybdenum For the Remainder of 2007, Operating Cash Flows Would Exceed $5.3 Billion for 2007, Including Over $4.6 Billion in Last 3 Quarters (2)**
- **Capital Expenditures Expected to Approximate $1.6 Billion for 2007**
- **Total Debt Would Approximate $9 Billion, $7 Billion Net of Cash (3)**

(1) 2007e includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

(2) Each 20¢ change in copper in the last three quarters would impact this estimate by approximately $400 MM, each $50/oz change in gold would have an approximate $30 MM impact, and each $2.00/lb change in molybdenum would have an approximate $50 MM impact.

(3) Assumes excess cash flows (above capital expenditures, minority interest distributions, common and preferred dividends and other cash requirements) are applied to debt reduction.

NOTE: Amounts are projections; see cautionary statement.

Development Project Update
North America

Morenci Mill Restart & Concentrate Leach Plant

- Completed Mill Tie-ins in 1Q07
- Start-up of Concentrate Leach Plant Expected in 3Q07
- Adds 115mm lbs Cu/Year Aggregate and Enhances Cost Profile
- ~ $250MM Project


Morenci
Mill


Morenci
Concentrate Leach Plant


Safford Mine

Safford Mine Development

- Major New Mine in Arizona
- Engineering 97% Complete & Construction 36% Complete
- SX/EW Facility Start-up Scheduled by Early 2008
- 240mm lbs Cu/Year
- ~ $580MM Project

NOTE: FCX has an 85% ownership interest in Morenci and a 100% interest in Safford

Development Project Update
South America

Cu Au Mo

Cerro Verde Sulfide Mill Expansion

- ~$900MM Project Completed in 4Q07
- Working Through Start-up Issues
- Ramping Up in 2Q
- Full Rates Expected in 2H07
- Adds 430MM lbs/Year Aggregate


Cerro Verde
Grinding & Flotation

El Abra Sulfide

- Large Sulfide Mineral Deposit Underlying Current Oxide Pit
- Environmental Impact Study Submitted to Chilean Government
- Project Extends Mine Life Through 2021
- Adds 325MM lbs Copper/Year Aggregate
- ~ $350MM Project

NOTE: FCX has a 53.6% ownership interest in Cerro Verde and a 51% interest in El Abra

Development Project Update
Indonesia

Cu Au Mo

- **DOZ Expansions**
  - Complete 50K Expansion in mid-2007
  - Further Expansion to 80K
- **Completed 73% of Tunneling (Common Infrastructure) Required to Reach Grasberg Block Cave**
- **Initiate Mine Development Activities at Grasberg Block Cave in 2H07**
- **Mill Optimizations (HPGRs)**
- **Big Gossan to Reach Full Rates by Year-end 2010**



Installation of the main shaft in the new DOZ crusher

NOTE: FCX has a 90.64% ownership interest in Grasberg

Development Project Update
Democratic Republic of Congo

Cu Au Mo

Tenke Fungurume Mine Development

- Final Feasibility Study Completed in 4Q06
- Construction Activities Include a Camp, Access Roads, and Initial Roadworks
- Completed Environmental & Social Impact Assessment
- $650MM Capital Cost (Aggregate)
- Initial Production in Early 2009
- Aggregate Production of 250MM lbs Copper/Year; 18MM lbs Cobalt/Year in First 10 Years
- Reserves at 12/31/06: 100MM Metric Tons – 2.1% Copper and 0.3% Cobalt







NOTE: FCX has a 57.75% ownership interest in the Tenke Fungurume project

Significant Exploration Potential

Cu Au Mo

Papua, Indonesia

- Rights to 2.2 Million Acres
- Highly Prospective Exploration Areas Provide Opportunities to Continue to Add to our Long-lived Reserves

Tenke Fungurume, Democratic Republic of Congo

- Believed to be Largest Undeveloped, High Grade Copper/Cobalt Project in the World Today
- Less Than Half of 600-square-mile Concession Explored; Cumulative Strike Length Greater Than 80 Kilometers

Other

- Brownfield Opportunities – Existing Operations
- Greenfield – Global Exploration Activities


Pacific Ocean
Banda Sea
Papua, Indonesia
Papua New Guinea
Arafura Sea
Papua, Indonesia


Tenke Fungurume

Exploration Drives the Mine Plan

Cu Au Mo

2007 Exploration: ~$125 million


North America
Lone Star
& Morenci
33%
South America
12%
Africa
Tenke
Fungurume
& Kisanfu
25%
Australasia
& Other Areas
11%
Indonesia
Deep Grasberg,
Kucing Liar, &
other targets
outside
of Block A
19%

Sales Profile 2007e - 2009e

Copper Sales (billion lbs)


5
4
3
2
1
0
3.6
3.9
4.4
4.6
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated copper sales include approximately 540 mm lbs in 2006, 700 mm lbs in 2007e, 740 mm lbs in 2008e and 800 mm lbs in 2009e for minority interest; excludes purchased copper.

* 2007e includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
1.9
1.9
1.6
2.1
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated gold sales include approximately 185 k oz in 2006, 195 k oz in 2007e, 160 k oz in 2008e and 210 k oz in 2009e for minority interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
68
70
77
80
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated molybdenum sales include approximately 2.5 mm lbs in 2007e, 4 mm lbs in 2008e and 4 mm lbs in 2009e for minority interest; excludes purchased molybdenum

2007 Quarterly Payable Metal Sales

Cu Au Mo

Copper Sales (million lbs)


1,200
900
600
300
0
1,026
970
925
1,000
1Q07
Pro
Forma*
2Q07E
3Q07E
4Q07E

Note: Consolidated copper sales include approximately 154 mm lbs in 1Q07, 180 mm lbs in 2Q07e, 180 mm lbs in 3Q07e and 180 mm lbs in 4Q07e for minority interest; excludes purchased copper

* 1Q07 includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (thousand ozs)


1,200
900
600
300
0
978
600
150
150
1Q07
Pro
Forma*
2Q07E
3Q07E
4Q07E

Note: Consolidated gold sales include approximately 94 k oz in 1Q07, 60 k oz in 2Q07e, 20 k oz in 3Q07e and 20 k oz in 4Q07e for minority interest

Molybdenum Sales (million lbs)


25
20
15
10
5
0
19
17
17
17
1Q07
Pro
Forma*
2Q07E
3Q07E
4Q07E

Pro Forma 2007e Sales and Unit Production Costs by Region

2007e Pro Forma Sales by Region


North America
1,300
Cu
mm lbs
2007
70
Mo
mm lbs
2007
South America
1,500
Cu
mm lbs
2007
100
Au
000's ozs
2007
Indonesia
1,100
Cu
mm lbs
2007
1,800
Au
000's ozs
2007

(per pound of copper) Cash Unit Costs [(1)]	North America	South America	Indonesia	Consolidated
Site Production & Delivery	$1.28	$0.81	$1.22	$1.08
Royalties [(2)]	-	-	0.10	0.03
Treatment Charges	0.09	0.18	0.34	0.20
By-product Credits	(0.50)	(0.14)	(1.11)	(0.53)
Net Cash Unit Costs	$0.87	$0.85	$0.55	$0.78

(1) Estimates assume average prices of $3.00/lb for copper, $650/oz for gold and $20/lb for molybdenum for the remainder of 2007. A $50/oz change in gold prices would impact consolidated net unit cash costs by 1¢/lb. A $2.00/lb change in molybdenum prices would impact consolidated net unit cash costs by 1¢/lb. Represents full actual first quarter results, including PD's results prior to March 20, 2007. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Profit sharing in South America included in production costs; severance taxes in North America included in production costs.

NOTE: Amounts for 2007 above are projections. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Cu Au Mo

Average Annual EBITDA 2007-2009

($500 Gold & $15 Molybdenum)


(US$ billions)
$12
$10
$8
$6
$4
$2
$0
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Average Annual Operating Cash Flow 2007-2009

($500 Gold & $15 Molybdenum)


(US$ billions)
$6
$5
$4
$3
$2
$1
$0
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Note: Each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $100 million to EBITDA and $80 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization, and exclude purchase accounting impacts.

Sensitivity to Commodity Prices

Cu Au Mo

Change	Annual Financial Impact		
	EBITDA	Net Income	Operating Cash Flow
		(US$ millions)	
Copper: -/+ $0.20/lb	$800	$425	$500
Molybdenum: -/+ $2.00/lb	$100	$70	$80
Gold: -/+ $50/ounce	$90	$45	$50

Note: Annual financial impact based on estimated average annual sales for 2007-2009 and exclude purchase accounting impacts.

Capital Expenditures*


(US$ billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Major Projects
All Other
$1.6
0.8
0.8
$1.2
0.6
0.6
$0.9
0.6
0.3
2007E
2008eE
2009E

* Includes PD expenditures beginning March 20, 2007

FCX Debt Maturities 3/31/07

(US$ millions)


Transactions Subsequent to March 31, 2007
Called Remaining $272 Million 10⅛% Senior Notes
Prepaid Additional $500 Million in Term Debt
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$183
$42
$65
$311
$146
$26
$26
$4,749
$6,488
Term Loan B and 6.875% Senior Notes
New Senior Notes and PD Senior Notes
2007
2008
2009
2010
2011
2012
2013
2014
Thereafter
Credit Facilities
Public Debt
All Other Debt

Significant Debt Reduction

Year-End Net Debt at Varying Copper Prices



(US$ billions)
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$8.9
$7.2
$3.9
$0.7
3/31/07
'07-'09 Avg. Copper Price
Net Debt/'07-'09 Avg. EBITDA
$2.00
1.3x
$2.50
0.5x
$3.00
0.1x
Pro Forma YE 2009

Note: Sensitivity assumes $15 Molybdenum and $500 Gold; EBITDA equals operating income plus depreciation, depletion, and amortization and excludes purchase accounting impacts

Financial Policy

Cu Au Mo

- FCX is Committed to Maintaining a Strong Financial Position
  - Debt Reduction Top Priority
- Continuation of Positive Copper Markets is Expected to Provide Substantial Cash Flows
- Consideration of Asset Sales
- FCX Anticipates Continuing Regular Annual Common Dividend of $1.25 per Share
- Committed to Long-Standing Tradition of Maximizing Value for Shareholders

Reference Slides



Grasberg Open Pit

Cu Au Mo


8N
8E
6N
8S
7S
N

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
1Q07
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section

Cu Au Mo


A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
2Q07
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End
2006
3Q07
6N
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End
2006
6N
4Q07
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq